                                                                      EXHIBIT 21

SUBSIDIARIES OF HOUSEHOLD INTERNATIONAL, INC.
As of December 31, 1996, the following subsidiaries were directly or indirectly owned by the Registrant. Certain subsidiaries which in the aggregate do not constitute significant subsidiaries may be omitted.


                                                                     %
                                                                     Voting
                                                                     Stock
                                                     Organized       Owned
                                                     Under           By
Names of Subsidiaries                                Laws of:        Parent
---------------------                                --------        ------
Hamilton Investments, Inc.                           Delaware        100%
 Craig-Hallum Corporation                            Delaware        100%
Household Bank, f.s.b                                U.S.            100%
 HHTS, Inc.                                          Illinois        100%
  Household Home Title Services, Inc. II             Maryland        100%
 Household Bank (SB), N.A.                           U.S.            100%
  Household Affinity Funding Corporation             Delaware        100%
 Household Service Corporation
   of Illinois, Inc.                                 Illinois        100%
  Household Insurance Services, Inc.                 Illinois        100%
 Housekey Financial Corporation                      Illinois        100%
  Associations Service Corporation                   Indiana         100%
  Household Mortgage Services, Inc.                  Delaware        100%
  Security Investment Corporation                    Maryland        100%
Household Capital Corporation                        Delaware        100%
Household Commercial Canada Inc.                     Canada          100%
Household Finance Corporation                        Delaware        100%
 HFC Auto Credit Corp.                               Delaware        100%
 HFC Funding Corporation                             Delaware        100%
 HFC Revolving Corporation                           Delaware        100%
 HFS Funding Corporation                             Delaware        100%
 Household Bank (Nevada), N.A.                       U.S.            100%
  Household Card Funding Corporation                 Delaware        100%
  Household Receivables Funding Corporation          Nevada          100%
  Household Receivables Funding                      Delaware        100%
    Corporation II
  Household Receivables Funding, Inc.                Delaware        100%
Household Capital Markets, Inc.                      Delaware        100%
 Household Card Services, Inc.                       Nevada          100%
  Household Bank (Illinois), N.A.                    U.S.            100%
 Household Consumer Loan Corporation                 Nevada          100%
 Household Corporation                               Delaware        100%
 Household Credit Services, Inc.                     Delaware        100%
 Household Credit Services of Mexico, Inc.           Delaware        100%

                                                                      %
                                                                      Voting
                                                                      Stock
                                                 Organized            Owned
                                                 Under                By
Names of Subsidiaries                            Laws of:             Parent
---------------------                            ---------            ------
 Household Finance Receivables Corporation II    Delaware             100%
 Household Financial Services, Inc.              Delaware             100%
 Household Group, Inc.                           Delaware             100%
  AHLIC Investment Holdings Corporation          Delaware             100%
  Household Insurance Agency, Inc.               Michigan             100%
  Household Insurance Company                    Michigan             100%
  Household Life Insurance Co. of Arizona        Arizona              100%
  Household Life Insurance Company               Michigan             100%
  Prospect Life Insurance Company                Arizona              100%
  Cal-Pacific Services, Inc.                     California           100%
  Household Business Services, Inc.              Delaware             100%
  Household Commercial Financial                 Delaware             100%
   Services, Inc.
   Business Realty Inc.                          Delaware             100%
    Business Lakeview, Inc.                      Delaware             100%
   Capital Graphics, Inc.                        Delaware             100%
   Color Prelude Inc.                            Delaware             100%
   HCFS Business Equipment Corporation           Delaware             100%
   HCFS Corporate Finance Venture, Inc.          Delaware             100%
   HFC Commercial Realty, Inc.                   Delaware             100%
    G.C. Center, Inc.                            Delaware             100%
    Com Realty, Inc.                             Delaware             100%
     Lighthouse Property Corporation             Delaware             100%
    Household OPEB I, Inc.                       Illinois             100%
    Land of Lincoln Builders, Inc.               Illinois             100%
    PPSG Corporation                             Delaware             100%
    Steward's Glenn Corporation                  Delaware             100%
   HFC Leasing, Inc.                             Delaware             100%
    First HFC Leasing Corporation                Delaware             100%
    Second HFC Leasing Corporation               Delaware             100%
    Valley Properties Corporation                Tennessee            100%
    Fifth HFC Leasing Corporation                Delaware             100%
    Sixth HFC Leasing Corporation                Delaware             100%
    Seventh HFC Leasing Corporation              Delaware             100%
    Eighth HFC Leasing Corporation               Delaware             100%
    Tenth HFC Leasing Corporation                Delaware             100%
    Eleventh HFC Leasing Corporation             Delaware             100%
    Thirteenth HFC Leasing Corporation           Delaware             100%
    Fourteenth HFC Leasing Corporation           Delaware             100%
    Seventeenth HFC Leasing Corporation          Delaware             100%
    Nineteenth HFC Leasing Corporation           Delaware             100%
    Twenty-second HFC Leasing Corporation        Delaware             100%
    Twenty-sixth HFC Leasing Corporation         Delaware             100%

                                                                     %
                                                                     Voting
                                                                     Stock
                                                 Organized           Owned
                                                 Under               By
Names of Subsidiaries                            Laws of:            Parent
---------------------                            --------            ------
    Beaver Valley, Inc.                          Delaware            100%
    Hull 752 Corporation                         Delaware            100%
    Hull 753 Corporation                         Delaware            100%
    Third HFC Leasing Corporation                Delaware            100%
     Macray Corporation                          California          100%
    Fourth HFC Leasing Corporation               Delaware            100%
     Pargen Corporation                          California          100%
    Fifteenth HFC Leasing Corporation            Delaware            100%
     Hull Fifty Corporation                      Delaware            100%
   Household Capital Investment Corporation      Delaware            100%
    B&K Corporation                              Michigan             94%
   Household Commercial of California, Inc.      California          100%
   OLC, Inc.                                     Rhode Island        100%
    OPI, Inc.                                    Virginia            100%
  Household Finance Consumer Discount Company    Pennsylvania        100%
   Overseas Leasing Two FSC, Ltd.                Bermuda              99%
  Household Finance Corporation II               Delaware            100%
  Household Finance Corporation of Alabama       Alabama             100%
  Household Finance Corporation of California    Delaware            100%
  Household Finance Corporation of Nevada        Delaware            100%
   Household Finance Realty Corporation of       Delaware            100%
     New York
  Household Finance Industrial Loan Company      Washington          100%
  Household Finance Industrial Loan Company      Iowa                100%
    of Iowa
  Household Finance Realty Corporation of        Delaware            100%
    Nevada
   Household Finance Corporation III             Delaware            100%
    Amstelveen FSC, Ltd.                         Bermuda              99%
    HFC Agency of Connecticut, Inc.              Connecticut         100%
    HFC Agency of Michigan, Inc.                 Michigan            100%
    Night Watch FSC, Ltd.                        Bermuda              99%
    Household Realty Corporation                 Delaware            100%
     Overseas Leasing One FSC, Ltd.              Bermuda             100%
    Overseas Leasing Four FSC, Ltd.              Bermuda              99%
    Overseas Leasing Five FSC, Ltd.              Bermuda              99%
   Household Retail Services, Inc.               Delaware            100%
    HRSI Funding, Inc.                           Nevada              100%
  Household Financial Center Inc.                Tennessee           100%
  Household Industrial Finance Company           Minnesota           100%
  Household Industrial Loan Co. of Kentucky      Kentucky            100%
  Household Insurance Agency, Inc.               Nevada              100%
  Household Recovery Services Corporation        Delaware            100%

                                                                  %
                                                                  Voting
                                                                  Stock
                                                 Organized        Owned
                                                 Under            By
Names of Subsidiaries                            Laws of:         Parent
---------------------                            ---------        ------
  Household Relocation Management, Inc.          Illinois         100%
  Mortgage One Corporation                       Delaware         100%
  Mortgage Two Corporation                       Delaware         100%
  Sixty-First HFC Leasing Corporation            Delaware         100%
 Household Pooling Corporation                   Nevada           100%
 Household Receivables Acquisition Company       Delaware         100%
Household Financial Group, Ltd.                  Delaware         100%
Household Global Funding, Inc.                   Delaware         100%
 Household International (U.K.) Limited          England          100%
  D.L.R.S. Limited                               Cheshire         100%
  HFC Bank plc                                   England          100%
   Hamilton Financial Planning Services
     Limited                                     England          100%
   Hamilton Insurance Company Limited            England          100%
   Hamilton Life Assurance Co. Limited           England          100%
   HFC Pension Plan Limited                      England          100%
   Household Funding Limited                     England          100%
   Household Investments Limited                 England/Wales    100%
   Household Leasing Limited                     England          100%
   Household Management Corporation Limited      England/Wales    100%
  Household Overseas Limited                     England          100%
   Household International Netherlands, B.V.     Netherlands      100%
 Household Financial Corporation Limited         Ontario          100%
  Household Finance Corporation of Canada        Canada           100%
  Household Realty Corporation Limited           Ontario          100%
  Household Trust Company                        Canada           100%
  Merchant Retail Services Limited               Ontario          100%
Household Reinsurance Ltd.                       Bermuda          100%